SUBJECT TO COMPLETION
                  PRELIMINARY PROSPECTUS DATED JANUARY 2, 2001

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement relating to the securities filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Alliance Select                                       Prospectus and Application
Investor Series,
Small Cap                                             [__________], 2001
Growth Portfolio

The Small Cap Growth Portfolio is a portfolio of Alliance Select Investor Series, Inc., an open-end management investment company structured as a series fund that offers a selection of investment alternatives to the sophisticated investor.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                        AllianceCapital[LOGO}(R)

Investment Products Offered
---------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
---------------------------

                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page

RISK/RETURN SUMMARY .......................................................    3

FEES AND EXPENSES OF THE FUND .............................................    5

GLOSSARY ..................................................................    6

DESCRIPTION OF THE FUND ...................................................    6
Investment Objective and Principal Policies
  and Risks ...............................................................    6
Description of Additional Investment Practices ............................    8
Additional Risk Considerations ............................................   11

MANAGEMENT OF THE FUND ....................................................   12

PURCHASE AND SALE OF SHARES ...............................................   14
How The Fund Values Its Shares ............................................   14
How To Buy Shares .........................................................   14
Preliminary Offering ......................................................   14
How To Exchange Shares ....................................................   14
How To Sell Shares ........................................................   15

DIVIDENDS, DISTRIBUTIONS AND TAXES ........................................   15

DISTRIBUTION ARRANGEMENTS .................................................   16

GENERAL INFORMATION .......................................................   17

The Fund's investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about Alliance Select Investor Series, Small Cap Growth Portfolio. The Risk/Return Summary describes the Fund's objectives, principal investment strategies, principal risks and fees. This Summary includes a short discussion of some of the principal risks of investing in the Fund.

A more detailed description of the Fund, including the risks associated with investing in the Fund, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. The Fund may at times use certain types of leverage, including short selling, and derivatives strategies. The use of these techniques involves special risks that are discussed in this prospectus.

Other important things for you to note:

o     You may lose money by investing in the Fund.

o An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Small Cap Growth Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is long-term growth of capital.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund invests primarily in a diversified portfolio of equity securities of companies with relatively small market capitalizations. Under normal circumstances, the Fund will invest at least 65%, and normally substantially more, of its total assets in these types of securities. The Fund's investment policies, which are aggressive, emphasize investment in quality companies that are demonstrating improving fundamentals and favorable earnings momentum. In selecting securities for the Fund's portfolio, Alliance looks for companies, primarily those companies within the Russell 2500(TM) Growth Index, that have strong, experienced management teams, strong market positions, and the potential to support above average earnings growth relative to the companies in the Russell 2500(TM) Growth Index. Alliance expects that the Fund's emphasis on particular industries and sectors will generally resemble that of the Russell 2500(TM) Growth Index. However, in making specific investment decisions for the Fund, Alliance will employ a "bottom-up" stock selection process, so that at any time the Fund's emphasis on a particular industry or sector may vary significantly from that of the Russell 2500(TM) Growth Index. Companies involved in the technology and health care sectors may from time to time constitute a significant portion of the Russell 2500(TM) Growth Index, and accordingly the Fund's portfolio may also invest significantly in these companies. The Fund invests in both well-known and established companies and in newer and less seasoned companies.

In order to take advantage of investment opportunities in both rising and declining markets, the Fund may engage in substantial short selling and may use certain other investment practices, including leverage, options, futures and forward contracts. In particular, the Fund expects that from time to time it may leverage its portfolio by up to 33% of its total assets for speculative purposes. Alliance will look to use this leverage to increase or decrease the Fund's investments in selected securities. The Fund may also invest in non-convertible bonds, preferred stocks and foreign securities.

PRINCIPAL RISKS:

Among the principal risks of investing in the Fund is market risk, which is the risk of losses from adverse changes in the stock market. The Fund's investments in smaller capitalization companies tend to be more volatile than in investments in companies with larger capitalizations. The Fund's investments in small capitalization stocks may have additional risks because these companies tend to have limited product lines, markets, or financial resources. Depending on the Fund's investments at a particular time, the Fund may also have industry/sector risk. Because the Fund may use substantial leverage including bank borrowings, and short selling and other derivatives strategies speculatively to enhance returns, it is subject to greater risk and its net asset value may be more volatile than other funds, particularly in periods of market declines. To the extent that the Fund invests in non-convertible bonds, preferred stocks and foreign stocks, your investment has interest rate risk, credit risk, foreign risk, and currency risk.

BAR CHART AND PERFORMANCE TABLE:
--------------------------------------------------------------------------------

There is no bar chart or performance table for the Fund because it has not completed a full calendar year of operations.

--------------------------------------------------------------------------------
                          FEES AND EXPENSES OF THE FUND
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES (fees paid directly from your investment)

                                                              Class A Shares   Class B Shares   Class C Shares
                                                              --------------   --------------   --------------
Maximum Sales Charge (Load) Imposed on Purchases
(as a percentage of offering price)                           4.25%            None             None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or redemption
proceeds, whichever is lower)                                 None             4.0%*            1.0%**

Exchange Fee                                                  None             None             None

* Class B Shares automatically convert to Class A Shares after 8 years. The CDSC decreases over time. For Class B shares, the CDSC decreases 1.00% annually to 0% after the 4th year.

**    For Class C shares, the CDSC is 0% after the first year.

ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets)

                                                     Operating Expenses
                                            ---------------------------------
                                            Class A      Class B      Class C
                                            -------      -------      -------
      Management fees (a)                    1.25%         1.25%        1.25%
      Distribution (12b-1) fees               .30%         1.00%        1.00%
      Other expenses                          .49%          .49%         .49%
                                             ----          ----         ----
      Total Fund operating expenses (b)      2.04%         2.74%        2.74%
                                             ====          ====         ====

EXAMPLES

The Examples are to help you compare the cost of investing in the Fund with the cost of investing in other funds. They assume that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.

                                                  Examples
                        ----------------------------------------------------
                        Class A   Class B+   Class B++   Class C+   Class C++
                        -------   --------   ---------   --------   ---------
       After 1 Yr.       $  623     $  677       $ 277      $ 377       $ 277
       After 3 Yrs.      $1,037     $1,050       $ 850      $ 850       $ 850

--------------------------------------------------------------------------------
(a) The basic management fee is 1.25% but it may vary from .75% to 1.75% depending on the Fund's performance compared to the Russell 2500(TM) Growth Index.
(b) Alliance has contractually agreed to waive its management fees and/or to bear expenses of the Fund through January 31, 2002 to the extent necessary to prevent total fund operating expenses, on an annualized basis, from exceeding 3.25% for Class A shares and 3.95% for Classes B & C shares. The fees waived and expenses borne by Alliance during this period may be reimbursed by the Fund during the three years after commencement of operations. No reimbursement payment will be made that would cause the Fund's total annualized operating expenses to exceed these percentages or cause the total of the payments to exceed the Fund's total initial organizational and offering expenses.
+     Assumes redemption at the end of period.
++    Assumes no redemption at end of period.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Convertible securities are fixed-income securities that are convertible into common stock.

Debt securities are bonds, debentures, notes, bills, loans, other direct debt instruments, and other fixed, floating and variable rate debt obligations, but do not include convertible securities.

Equity securities are (i) common stocks, partnership interests, business trust shares, and other equity ownership interests in business enterprises, and (ii) securities convertible into, and rights and warrants to subscribe for the purchase of, such stocks, shares, and interests.

Fixed-income securities are debt securities and dividend-paying preferred stocks, including floating rate and variable rate instruments.

Rule 144A securities are securities that may be resold pursuant to Rule 144A of the Securities Act.

U.S. Government securities are securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

Non-U.S. Company is an entity that (i) is organized under the laws of a foreign country, (ii) has its principal place of business in a foreign country, and
(iii) issues equity or debt securities that are traded principally in a foreign country. Securities issued by non-U.S. companies are known as foreign securities. Securities issued by a company that does not fit the definition of non-US company above, are considered to be issued by a US company.

RATING AGENCIES

Moody's is Moody's Investors Service, Inc.

S&P is Standard & Poor's Rating Services.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Exchange is the New York Stock Exchange.

Russell 2500(TM) Growth Index is an index measuring the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

Securities Act is the Securities Act of 1933, as amended.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUND
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of the Fund's investment objective, principal strategies and principal risks. Of course, there can be no assurance that the Fund will achieve its investment objective.

Please note:

o Additional discussion of the Fund's investments, including the risks of the investments that appear in bold type can be found in the discussion under Description of Additional Investment Practices following this section.

o Additional information about risks of investing in the Fund can be found in the discussions under Additional Risk Considerations.

o Additional descriptions of the Fund's strategies and investments, as well as other strategies and investments not described below, may be found in the Fund's Statement of Additional Information or SAI.

o The Fund's investment objective is "fundamental" and cannot be changed without a shareholder vote and, except as noted, the Fund's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Changes in the market value of securities in the Fund's portfolio after they were purchased by the Fund will not cause the Fund to be in violation of the policy.

INVESTMENT OBJECTIVE AND PRINCIPAL POLICIES AND RISKS

INVESTMENT OBJECTIVE

The Fund's investment objective is long-term growth of capital.

PRINCIPAL POLICIES

In seeking to achieve its objective, the Fund invests primarily in a diversified portfolio of equity securities of companies with relatively small market capitalizations. Generally, the market capitalization of the companies in the Fund's portfolio will range from $100 million to $10 billion. Under normal circumstances, the Fund will invest at least 65%, and normally substantially more, of its total assets in these types of securities. The Fund's investment policies, which are aggressive, emphasize investment in quality companies, primarily those included in the Russell 2500(TM) Growth Index, that are demonstrating improving fundamentals and favorable earnings momentum. Alliance expects that the Fund's emphasis in particular industries or sectors will generally be within the range of the Russell 2500(TM) Growth Index. However, in making specific investment decisions for the Fund, Alliance employs a "bottom-up" stock selection process, so that at any time the Fund's emphasis on a particular industry or sector may vary significantly from that of the Russell 2500(TM) Growth Index. In recent years, companies that are involved in the technology and health care sectors have, from time to time, constituted a significant portion of the Russell 2500(TM) Growth Index. The Fund may invest significantly in companies involved in the technology or health care sectors during times when those companies make up a larger proportion of the Russell 2500(TM) Growth Index. The Fund invests in both well-known and established companies and in newer and less seasoned companies. An investment in the Fund is appropriate only for sophisticated investors who understand and are willing to assume the risks of the Fund's aggressive investment policies.

As one of the largest multi-national investment firms, Alliance has substantial experience in small-cap investing and currently manages more than $3.7 billion in small-cap investments in both mutual fund and institutional accounts. Alliance has built a team of five specialized small-cap investment professionals that provide on the ground, fundamental and quantitative research on small-cap investing. In addition, the small-cap team has at its disposal Alliance's large internal equity research staff to assist in making investment decisions for the Fund.

In managing the Fund, Alliance's investment strategy emphasizes "bottom-up" fundamental research. Alliance thoroughly researches and analyses each issuer and its potential for growth in earnings, revenue, cash flow and/or reserves. In selecting securities for the Fund's portfolio, Alliance looks for companies that have strong, experienced management teams, attractive products with strong market positions, and the potential to support above average earnings growth relative to the average company within the Russell 2500(TM) Growth Index. From time to time, Alliance expects to employ substantial leverage either through the form of bank borrowings or through investment techniques such as short sales and options, speculatively to increase or decrease its exposure to selected securities by up to 33% of its total assets.

In determining when to sell or short a security, Alliance will generally look to factors such as deteriorating fundamentals, decelerating earnings growth, eroding competitive positions, or other similar factors. Typically, the growth of a company's market capitalization above $10 billion, alone, will not cause Alliance to dispose of the security.

The Fund may also

o     Invest up to 20% of its total assets in convertible securities;

o Write covered put and call options and purchase put and call options on U.S. and foreign security exchanges and over the counter, including options on market indices, and write uncovered options;

o Enter into contracts for the purchase and sale of futures contracts and purchase and write put and call options on such future contracts, including futures on stock indices, indices of US Government, foreign government or foreign sovereign debt securities and contracts for the purchase and sale for future delivery of foreign currencies.

o     Purchase and write put and call options on foreign currencies;

o     Enter into currency swaps for hedging purposes;

o     Invest up to 15% of its net assets in illiquid securities;

o     Invest up to 10% of its total assets in foreign securities;

o     Invest up to 10% of its total assets in rights and warrants;

o Make secured loans of portfolio securities of up to 30% of its total assets; and

o     Enter into repurchase agreements.

Principal Risks

Among the principal risks of investing in the Fund are:

o Market Risk This is the risk that the value of the Fund's investments will fluctuate as the stock markets fluctuate and that prices overall will decline over short or longer-term periods.

o Capitalization Risk This is the risk of investments in small capitalization companies. Investments in small-cap companies may be more volatile than investments in large-cap companies. Investments in small-cap companies tend to be more volatile than investments in large-cap or mid-cap companies. The Fund's investments in smaller capitalization stocks may have additional risks because these companies often have limited product lines, markets or financial resources.

o Industry/Sector Risk This is the risk of investments in a particular industry/sector. Market or economic factors affecting that industry sector or group of related industries could have a major effect on the value of the Fund's investments. To the extent the Fund invests a greater proportion of its assets in the health care and technology sectors, it is subject to this risk. In addition, technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

o Derivatives and Leverage Risk The Fund may make substantial use of leverage and derivatives and employ specialized trading techniques such as short sales, options, futures, forwards, and other leveraging techniques to increase or decrease its exposure to certain selected securities. Alliance employs these techniques speculatively to enhance returns and not merely as hedging tools. These techniques are riskier than many investment strategies and will result in greater volatility for the Fund, particularly in periods of market declines.

o Foreign Risk This is the risk of investments in issuers located in foreign countries. Investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. This is because the securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of industries. Additionally, foreign securities issuers are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments could adversely affect the Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, the Fund could lose its entire investment.

o Currency Risk This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of the Fund's investments.

o Management Risk The Fund is subject to management risk because it is an actively managed investment Fund. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended result.

Portfolio Turnover. The Fund is actively managed and, in some cases in response to market conditions, the Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes, the Fund may reduce its position in equity securities and increase without limit its position in short-term, liquid, high-grade debt securities, which may include U.S. Government securities, bank deposits, money market instruments, short-term debt securities, including notes and bonds, or hold its assets in cash. While the Fund is investing for temporary defensive purposes, it may not meet its investment objective.

DESCRIPTION OF ADDITIONAL INVESTMENT PRACTICES

This section describes the investment practices of the Fund and risks associated with these practices.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as nonconvertible debt securities, which generally provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the price of the convertible security less volatile than that of the underlying equity security. As with debt securities, the market values of convertible securities tend to decrease as interest rates rise and increase as interest rates fall. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market prices of the underlying common stocks. Convertible securities that are rated Baa or lower by Moody's and BBB or lower by S&P or, if unrated, determined by Alliance to be of equivalent quality, may share some or all of the risks of non-convertible debt securities with those ratings. The Fund may invest up to 20% of its total assets in convertible securities.

Currency Swaps. Currency swaps involve the individually negotiated exchange by the Fund with another party of a series of payments in specified currencies. A currency swap may involve the delivery at the end of the exchange period of a substantial amount of one designated currency in exchange for the other designated currency. In such case, the entire notional amount of a currency swap is subject to the risk that the swap counterparty will default on its contractual delivery obligations. The Fund will enter into currency swaps for hedging purposes only. The Fund will not enter into any currency swap unless the credit quality of the unsecured senior debt or the claims-paying ability of the counterparty (or its guarantor) is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into the transaction. If there is a default by the other party to such a transaction, the Fund will have contractual remedies under the transaction agreements.

Illiquid Securities. The Fund will limit its investment in illiquid securities to no more than 15% of its net assets. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many individually negotiated currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

Because of the absence of a trading market for illiquid securities, the Fund may not be able to realize the price at which they are carried on the Fund's books upon sale. Alliance will monitor the illiquidity of the Fund's investments in such securities. Rule 144A securities will not be treated as "illiquid" for purposes of this limit on investments if they meet certain liquidity guidelines established by the Fund or the Adviser.

The Fund may not be able to readily sell securities for which there is no ready market. Such securities are unlike securities that are traded in the open market and can be expected to be sold immediately if the market is adequate. The sale price of illiquid securities may be lower or higher than Alliance's most recent estimate of their fair value. Generally, less public information is available about the issuers of such securities than about companies whose securities are traded on an exchange. To the extent that these securities are foreign securities, there is no law in many of the countries in which the Fund may invest similar to the Securities Act requiring an issuer to register the sale of securities with a governmental agency or imposing legal restrictions on resales of securities, either as to length of time the securities may be held or manner of resale. There may, however, be contractual restrictions on resale of securities.

Loans of Portfolio Securities. The Fund may make secured loans of its portfolio securities of up to 30% of its total assets to entities with which it can enter into repurchase agreements, provided that cash and/or liquid high grade debt securities equal to at least 100% of the market value of the securities loaned are deposited and maintained by the borrower with the Fund. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon a borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income, or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as voting rights, subscription rights, and rights to dividends, interest or distributions. The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Options on Securities. An option gives the purchaser of the option, upon payment of a premium, the right to deliver to (in the case of a put) or receive from (in the case of a call) the writer of the option a specified amount of a security on or before a fixed date at a predetermined price. A call option written by the Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by the Fund is "covered" if the Fund holds a put on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

A call option is for cross-hedging purposes if the Fund does not own the underlying security and is designed to provide a hedge against a decline in value in another security which the Fund owns or has the right to acquire. The Fund may write call options for cross-hedging purposes. The Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction would exceed that which would be received from writing a covered call option, while at the same time achieving the desired hedge.

In purchasing an option, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying security increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss equal to the premium paid for the option.

If an option written by the Fund were exercised, the Fund would be obligated to purchase (in the case of a put) or sell (in the case of a call) the underlying security at the exercise price. The risk involved in writing an option is that, if the option is exercised, the underlying security would then be purchased or sold by the Fund at a disadvantageous price. Entering into a closing transaction (i.e., by disposing of the option prior to its exercise) could reduce these risks. The Fund retains the premium received from writing a put or call option whether or not the option is exercised. The writing of call options could result in increases in the Fund's portfolio turnover rate, especially during periods when market prices of the underlying securities appreciate.

The Fund will purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Alliance has adopted procedures for monitoring the creditworthiness of such entities. Options purchased or written by the Fund in negotiated transactions are illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time.

Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than the right to take or make delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Options on Foreign Currencies. As in the case of other kinds of options, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although, in the event of rate movements adverse to the Fund's position, the Fund may forfeit the entire amount of the premium plus related transaction costs.

Futures Contracts and Options on Futures Contracts. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currency or other commodity called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of an obligation to acquire the securities or foreign currency or other commodity called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the securities underlying the index is made.

Options on futures contracts written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter. These investment techniques will be used only to hedge against anticipated future changes in market conditions and interest or exchange rates which otherwise might either adversely affect the value of the Fund's portfolio securities or adversely affect the prices of securities which the Fund intends to purchase at a later date.

The Fund will not enter into any futures contracts or options on futures contracts if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 100% of its total assets.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. If a vendor defaults on its repurchase obligation, the Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, the Fund might be delayed in, or be prevented from, selling the collateral for its benefit. Alliance monitors the creditworthiness of the vendors with which the Fund enters into repurchase agreements.

Rights and Warrants. The Fund will invest in rights or warrants only if the underlying equity securities themselves are deemed appropriate by Alliance for inclusion in the Fund's portfolio. Rights and warrants entitle the holder to buy equity securities at a specific price for a specific period of time. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the underlying securities nor do they represent any rights in the assets of the issuing company. The value of a right or warrant does not necessarily change with the value of the underlying securities, although the value of a right or warrant may decline because of a decrease in the value of the underlying stock, the passage of time, or a change in perception as to the potential of the underlying stock, or any combination of these factors. If the market price of the underlying security is below the exercise price of the warrant on the expiration date, the warrant will expire worthless. Moreover, a right or warrant ceases to have value if it is not exercised prior to the expiration date. The Fund may invest up to 10% of its total assets in rights and warrants.

Short Sales. The Fund may utilize short selling in order to attempt both to protect its portfolio against the effects of potential downtrends in the securities markets and as a means of enhancing its overall performance. A short sale is a transaction in which the Fund sells a security it does not own but has borrowed in anticipation that the market price of that security will decline. The Fund may be required to pay a fee to borrow the security and to pay over to the lender any payments received on the security.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Although the Fund's gain is limited by the price at which it sold the security short, its potential loss is unlimited. The Fund may engage in short sales for up to 33% of its total assets.

Stock Index Futures. The Fund may purchase and sell stock index futures as a hedge against movements in the equity markets. There are several risks in connection with the use of stock index futures by the Fund as a hedging device. One risk arises because of the imperfect correlation between movements in the price of a stock index future and movements in the price of the securities which are the subject of the hedge. The price of a stock index future may move more than or less than the price of the securities being hedged. If the price of a stock index future moves less than the price of the securities which are the subject of the hedge, the hedge will not be fully effective but, if the price of the securities being hedged has moved in an unfavorable direction, the Fund would be in a better position than if it had not hedged at all. If the price of the securities being hedged has moved in a favorable direction, this advantage will be partially offset by the loss on the index futures contract. If the price of the index future moves more than the price of the stock, the Fund will experience either a loss or gain on the futures contract which will not be completely offset by movements in the price of the securities which are subject to the hedge.

To compensate for the imperfect correlation of movements in the price of securities being hedged and movements in the price of a stock index future, the Fund may buy or sell stock index futures contracts in greater dollar amount than the dollar amount of securities being hedged if the volatility over a particular time period of the prices of such securities has been greater than the volatility over such time period of the stock index, or if otherwise deemed to be appropriate by Alliance. Conversely, the Fund may buy or sell fewer stock index futures contracts if the volatility over a particular time period of the prices of the securities being hedged is less than the volatility over such time period of the stock index, or it is otherwise deemed to be appropriate by Alliance. It is also possible that, where the Fund has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund may decline. If this occurred, the Fund would lose money on the futures and also experience a decline in value in its portfolio securities. However, over time the value of a diversified portfolio should tend to move in the same direction as the market indices upon which the index futures are based, although there may be deviations arising from differences between the composition of the Fund and the stock comprising the index.

Where a stock index futures contract is purchased to hedge against a possible increase in the price of stock before the Fund is able to invest its cash (or cash equivalents) in stocks (or options) in an orderly fashion, it is possible that the market may decline instead. If the Fund then concludes not to invest in stock or options at that time because of concern as to possible further market decline or for other reasons, the Fund will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.

In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in stock index futures and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with movement in the stock index due to certain market distortions. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the index and futures markets. From the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions. Due to the possibility of price distortion in the futures market, and because of the imperfect correlation between the movements in a stock index and movements in the price of stock index futures, a correct forecast of general market trends by the investment adviser may still not result in a successful hedging transaction over a short time frame.

Positions in stock index futures may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Fund intends to purchase or sell futures only on exchanges or boards of trade where there appear to be active secondary markets, there is no assurance that a liquid secondary market on any exchange or board of trade will exist for any particular futures contract or at any particular time. In such event, it may not be possible to close a futures investment position, and in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. However, in the event that futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contract can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of the securities will in fact correlate with the price movements in the futures contract and thus provide an offset on a futures contract.

Future Developments. The Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that exceed those involved in the activities described above.

General. The successful use of the investment practices described above draws upon Alliance's special skills and experience and usually depends on Alliance's ability to forecast price movements or currency exchange rate movements correctly. Should prices or exchange rates move unexpectedly, the Fund may not achieve the anticipated benefits of the transactions or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange-traded futures contracts and options on futures contracts, there are no daily price fluctuation limits for certain options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the prices of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

The Fund's ability to dispose of its positions in futures contracts, options and forward contracts depends on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of types of securities and currencies are relatively new and still developing, and there is no public market for forward contracts. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options, and forward contracts. If a secondary market does not exist for an option purchased or written by the Fund, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and (ii) the Fund may not be able to sell portfolio securities or currencies covering an option written by the Fund until the option expires or it delivers the underlying securities, currency or futures contract upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively.

ADDITIONAL RISK CONSIDERATIONS

Investment in the Fund involves the special risk considerations described below. These risks may be heightened when investing in emerging markets.

Effects of Borrowing. The Fund may, when Alliance believes that market conditions are appropriate, borrow up to 33% of its total assets in order to take full advantage of available investment opportunities. The Fund may borrow money from a bank in a privately arranged transaction to increase the money available to the Fund to invest in securities when the Fund believes that the return from the securities financed will be greater than the interest expense paid on the borrowing. Borrowings may involve additional risk to the Fund because the interest expense may be greater than the income from or appreciation of the securities carried by the borrowings and the value of the securities carried may decline below the amount borrowed.

Any investment gains made with the proceeds obtained from borrowings in excess of interest paid on the borrowings will cause the net income per share and the net asset value per share of the Fund's common stock to be greater than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the money borrowed) to the Fund, then the net income per share and net asset value per share of the Fund's common stock will be less than would otherwise be the case. This is the speculative factor known as "leverage".

Borrowings by the Fund result in leveraging of the Fund's shares of common stock. Utilization of leverage, which is usually considered speculative, involves certain risks to the Fund's shareholders. These include a higher volatility of the net asset value of the Fund's shares of common stock and the relatively greater effect on the net asset value of the shares. So long as the Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income than if the Fund were not leveraged. To the extent that the interest expense on borrowings approaches the net return on the Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced, and if the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the net asset value of the Fund's shares.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, the Fund, whose investment portfolio may include foreign securities in an amount up to 10% of its total assets, may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States. Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties.

Certain foreign countries require governmental approval prior to investments by foreign persons or limit investment by foreign persons to only a specified percentage of an issuer's outstanding securities or a specific class of securities which may have less advantageous terms (including price) than securities of the company available for purchase by nationals. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the costs and expenses of the Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain countries is controlled under regulations, including in some cases the need for certain advance government notification or authority. If a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

The Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application of other restrictions on investment. Investing in local markets may require the Fund to adopt special procedures that may involve additional costs to the Fund. These factors may affect the liquidity of the Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on the Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the United States. Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country and the Fund's investments. In the event of expropriation, nationalization or other confiscation, the Fund could lose its entire investment in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders, such as the Fund, than that provided by U.S. laws.

--------------------------------------------------------------------------------
                             MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND FUND MANAGER

The Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser supervising client accounts with assets as of October 2, 2000 totaling more than $474 billion (of which more than $187 billion represented the assets of investment companies). As of October 2, 2000, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 38 of the nation's FORTUNE 100 companies), for public employee retirement funds in 35 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 53 registered investment companies managed by Alliance, comprising 136 separate portfolios, currently have more than 6.3 million shareholder accounts.

Alliance's small cap portfolio management team lead by Bruce Aronow will be primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Aronow is a Senior Vice President of the Adviser, with which he has been associated since 1999. Prior thereto, he was Vice President at Invesco since 1998 and Vice President of LGI Asset Management since 1996.

Alliance provides investment advisory services and order placement facilities for the Fund. For these services, the Fund pays Alliance a fee at an annualized rate of 1.25% of the Fund's average daily net assets (the "Basic Fee") starting on February 1, 2001. The Basic Fee is adjusted based on the investment performance of the Fund's Class A shares in relation to the performance of the Russell 2500(TM) Growth Index (the "Index"), as described below. The fee will be accrued daily and paid monthly except as described below.

The Russell 2500(TM) universe of securities is compiled by Frank Russell Company and is segmented into two style indices, the Russell 2500(TM) Growth Index and the Russell 2500(TM) Value Index, both based on the capitalization-weighted median book-to-price ratio of each of the securities. At each reconstitution, the Russell 2500(TM) constituents are ranked by their book-to-price ratio. Once so ranked, the breakpoint for the two styles is determined by the median market capitalization of the Russell 2500(TM). Thus, those securities falling within the top fifty percent of the cumulative market capitalization (as ranked by descending book-to-price ratio) become members of the Russell 2500(TM) Value Index and the remaining fifty percent become members of the Russell 2500(TM) Growth Index. The Russell 2500(TM) Growth Index is, accordingly, designed to include those Russell 2500(TM) securities with a greater-than-average growth orientation. In contrast with the securities in the Russell 2500(TM) Value Index, companies in the Growth Index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values. The Russell 2500(TM) Growth Index reflects changes in market prices, and assumes reinvestment of investment income.

For any period prior to February 1, 2001, Alliance will receive a fee of .75%, payable monthly, of the Fund's average net assets without any performance adjustment. For the period from February 1, 2001 through January 31, 2002 Alliance will receive a minimum fee, payable monthly, equal to .75%, annualized, of the average daily net assets of the Fund. This fee may be increased to 1.75%, annualized, based on the performance of the Class A shares in relation to the performance of the Index during that same period. The fee will equal 1.25% annualized if the performance of the Class A shares equals the performance of the Index and will be increased or decreased as described in the paragraph below. The maximum increase to 1.75%, annualized, would be payable if the investment performance of the Class A shares of the Fund exceeded the performance of the Index by eight or more percentage points for the performance period and the minimum fee of .75% will be payable if the performance of the Index exceeded the performance of the Class A shares by eight or more percentage points for this period. Any such increased amount over the minimum fee will not be payable to Alliance prior to January 31, 2002.

Beginning in February 2002 and for each month thereafter, the Basic Fee will be equal to 1.25%, annualized, of the average daily net assets of the Fund. The Basic Fee may be increased to as much as 1.75%, annualized, or decreased to as little as .75%, annualized, based on the performance of the Class A shares in relation to the performance of the Index for the performance period. The performance period will be from February 2001 through the current calendar month. After the Advisory Agreement has been in effect for 36 full calendar months, the performance period becomes a rolling 36-month period. The Basic Fee will be increased (or decreased) at the monthly rate of 1/12th of .0625% depending on the extent, if any, by which the investment performance of the Class A shares of the Fund exceeds by (or is exceeded by) at least one percentage point (rounded to the higher whole point if exactly one-half) the performance of the Index for the performance period. The maximum increase or decrease in the Basic Fee for any month may not exceed 1/12th of .0625%.

Therefore, starting with February 2002, the maximum monthly fee is 1.75%, annualized, which would be payable if the investment performance of the Class A shares of the Fund exceeded the performance of the Index by eight or more percentage points for the performance period. The minimum monthly fee is .75%, annualized, and would be payable if the performance of the Index exceeded the investment performance of the Class A shares by eight or more percentage points for the performance period.

The following table illustrates the full range of permitted increases or decreases to the Basic Fee.

            Percentage Point
           Difference* Between
             Performance of
           Class A Shares and         Adjustment             Annual Fee
              Russell 2500(TM)         to 1.25%                Rate as
             Growth Index**            Basic Fee              Adjusted
           -------------------        ----------             ----------
                   +8                     +.50%                1.75%
                   +7                   +.4375%                1.6875%
                   +6                    +.375%                1.625%
                   +5                   +.3125%                1.5625%
                   +4                     +.25%                1.50%
                   +3                   +.1875%                1.4375%
                   +2                    +.125%                1.375%
                   +1                   +.0625%                1.3125%
                    0                        0                 1.25%
                   -1                   -.0625%                1.1875%
                   -2                    -.125%                1.125%
                   -3                   -.1875%                1.0625%
                   -4                     -.25%                1.00%
                   -5                   -.3125%                 .9375%
                   -6                    -.375%                 .875%
                   -7                   -.4375%                 .8125%
                   -8                     -.50%                 .75%

--------------------------------------------------------------------------------
* Fractions of a percentage point will be rounded to the nearer whole point (to the higher whole point if exactly one-half).
** Measured over the performance period, which will be a twelve-month period from February 1, 2001 through January 31, 2002, and thereafter the period from February 1, 2001 to the most recent month-end until January 31, 2004, at which time the performance period will become a rolling 36-month period ending with the most recent calendar month.

The Investment performance of the Class A shares during any performance period will be measured by the percentage difference between (i) the opening net asset value ("NAV") of a Class A share and (ii) the sum of (a) the closing NAV of a Class A share, (b) the value of any dividends and distributions on such share during the period treated as if reinvested in additional Class A shares of the Fund and (c) the per Class A share value of any capital gains taxes paid or payable by the Fund on undistributed realized long-term capital gains. The measurement of the performance of the Class A shares will not include any effects resulting from the issuance, sale, repurchase or redemption of shares of the Fund. The performance of the Index is measured by the percentage change in the Index between the beginning and the end of the performance period with cash distributions on the securities that constitute the Index being treated as reinvested in the Index.

Since the adjustment to the Basic Fee is based on the comparative performance of the Class A shares against the Index, the controlling factor is not whether the performance of the Class A shares is up or down, but whether that performance is up or down more than or less than that of the Index. In addition, the relative performance of the Class A shares against the Index is measured only for the relevant performance period, and does not take into account performance over longer or shorter periods of time. The Class A shares of the Fund have lower expenses and pay correspondingly higher dividends than Class B and Class C shares and thus will have better performance than the Class B and Class C shares.

--------------------------------------------------------------------------------
                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

How The Fund Values Its Shares

The Fund's net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, the Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Fund values its securities at their current market value determined on the basis of market quotations, or, if such quotations are not readily available, such other methods as the Fund's directors believe accurately reflect fair market value.

Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See the Distribution Arrangements section of this Prospectus for details.

How To Buy Shares

You may purchase the Fund's shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Fund's principal underwriter, Alliance Fund Distributors, Inc., or AFD. The minimum initial investment amount is $10,000, except that the minimum initial investment amount applicable to individual retirement accounts (IRAs) is $2,000.

If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Shareholder Application. Call 800-221-5672 to arrange a transfer from your bank account.

The Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

The Fund may refuse any order to purchase shares. In particular, the Fund reserves the right to restrict purchases of shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

Preliminary Offering

It is expected that shares of the Fund will be offered during a preliminary offering period, which is currently scheduled to end on January 19, 2001. The Fund will begin its continuous offering of shares on January 22, 2001. During the Fund's preliminary offering period, Class A shares will be offered to the public at their asset value of $10.00 per share plus a sales charge. The maximum offering price of the Class A shares during the preliminary offering period is $10.44 per share. For shares subscribed for during the preliminary offering, AFD will reallow to dealers the entire amount of the initial sales charge on Class A shares. Class B and Class C shares will be offered to the public during the preliminary offering period at their net asset value of $10.00 per share.

During the preliminary offering period, authorized dealers or agents may solicit expressions of interest in purchases of Fund's shares. Authorized dealers and agents are not permitted to accept subscription monies from their customers during the this period unless appropriate arrangements are made for the temporary investment or deposit of such monies by the dealer or agent. During the preliminary offering period, the Fund will not accept subscriptions for Fund shares and any subscription monies received by the Fund will be promptly returned. Shares subscribed for during the preliminary offering period will be sold to subscribers on the purchase date, which is expected to occur on January 22, 2001.

How To Exchange Shares

You may exchange your Fund shares for shares of the same Class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Fund may change, suspend, or terminate the exchange service on 60 days' written notice.

How To Sell Shares

You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your sales request in proper form. Normally, proceeds will be sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

o Selling Shares Through Your Broker

Your broker must receive your sales request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker is responsible for submitting all necessary documentation to the Fund and may charge you for this service.

o Selling Shares Directly to the Fund

By Mail:

      --Send a signed letter of instruction or stock power, along with certificates, to:

                          Alliance Fund Services, Inc.
                                  P.O. Box 1520
                            Secaucus, N.J. 07906-1520
                                  800-221-5672

      --For your protection, a bank, a member firm of a national stock exchange, or other eligible guarantor institution, must guarantee signatures. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners. If you have any questions about these procedures, contact AFS.

By Telephone:

      --You may redeem your shares for which no stock certificates have been issued by telephone request. Call AFS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

      --A telephone redemption request must be received by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC.

      --If you have selected electronic funds transfer in your Shareholder
        Application, the redemption proceeds will be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

      --Redemption requests by electronic funds transfer may not exceed
        $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

      --Telephone redemption is not available for shares held in nominee or "street name" accounts, retirement plan accounts, or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

--------------------------------------------------------------------------------
                            DIVIDENDS, DISTRIBUTIONS
                                    AND TAXES
--------------------------------------------------------------------------------

Dividends and Distributions

The income dividend and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of the Fund. If paid in additional shares, the shares will have an aggregate NAV as of the close of business on the day following the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge on the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of the Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of the Fund.

For federal income tax purposes, the Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Any distributions of long-term capital gains generally will be taxable to you as long-term capital gains. The Fund's distributions also may be subject to certain state and local taxes.

While it is the intention of the Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source.

Under certain circumstances, if the Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of the Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as capital gain.

If you buy shares just before the Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for federal income tax purposes.

Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

Share Classes. The Fund offers three classes of shares.

Class A Shares -- Initial Sales Charge Alternative

You can purchase Class A shares at NAV plus an initial sales charge, as follows:

                                                         Commission
                               Initial Sales Charge      to Dealer/
                              ----------------------      Agent as
                                As % of      As % of        % of
                              Net Amount    Offering      Offering
Amount Purchased               Invested       Price         Price
--------------------------------------------------------------------------------
Up to $100,000                    4.44%        4.25%        4.00%
$100,000 up to $250,000           3.36         3.25         3.00
$250,000 up to $500,000           2.30         2.25         2.00
$500,000 up to $1,000,000         1.78         1.75         1.50

You pay no initial sales charge on purchases of Class A shares in the amount of $1,000,000 or more, but may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer, or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under the Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege, and Sales at Net Asset Value Programs. Consult the Subscription Application and the Fund's SAI for additional information about these options.

Class B Shares -- Deferred Sales Charge Alternative

You can purchase Class B Shares at NAV without an initial sales charge. The Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within 4 years of purchase. The CDSC varies depending of the number of years you hold the shares. The CDSC amounts are:

      Years Since Purchase           CDSC
      ---------------------        --------
       First                          4.0%
       Second                         3.0%
       Third                          2.0%
       Fourth                         1.0%
       Fifth                         None

If you exchange your shares for the Class B shares of another Alliance Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

The Fund's Class B shares purchased for cash automatically convert to Class A shares eight years after the end of the month of your purchase. If you purchase shares by exchange for the Class B shares of another Alliance Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares -- Asset-Based Sales Charge Alternative

You can purchase shares at NAV without an initial sales charge. The Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another Alliance Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1 year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other Class of shares of the Fund.

Asset-Based Sales Charges or Rule 12b-1 Fees. The Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each Class of the Fund's shares is:

                     Rule 12b-1 Fee (As A Percentage Of
                     Aggregate Average Daily Net Assets)
                     -----------------------------------
      Class A                       .30%
      Class B                      1.00%
      Class C                      1.00%

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of eight years, after which they convert to Class A shares). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Choosing a Class of Shares. The decision as to which Class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

You should consult your financial agent to assist in choosing a Class of Fund shares.

Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the Alliance Mutual Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bimonthly, or quarterly systematic withdrawal plan. See the Fund's SAI for further information about CDSC waivers.

Other. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B, or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

--------------------------------------------------------------------------------
                              GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, the Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Fund reserves the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty in reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephone requests to purchase, sell, or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it failed to do so. Dealers and agents may charge a commission for handling telephone requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Subscription Application. You also may request a shareholder's manual explaining all available services by calling 800-227-4618.

Employee Benefit Plans. Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans also may not offer all classes of shares of the Fund. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Fund, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B, and Class C CDSC may be waived for investments made through Employee Benefit Plans.

For more information about the Fund, the following documents are available upon request:

o Statement of Additional Information (SAI)

The Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Fund's SAI is incorporated by reference into (and is legally part of) this Prospectus.

You may request a free copy of the SAI or make shareholder inquiries of the Fund, by contacting your broker or other financial intermediary, or by contacting Alliance:

By Mail:    c/o Alliance Fund Services, Inc.
            P.O. Box 1520
            Secaucus, NJ 07096-1520

By Phone:   For Information: (800) 221-5672
            For Literature: (800) 227-4618

Or you may view or obtain these documents from the Commission:

o Call the Commission at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov.

o Copies of the information may be obtained, after paying a fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Washington, DC 20549-0102.

On the Internet: www.sec.gov

You also may find more information about Alliance and the Fund on the Internet at: www.Alliancecapital.com.

SEC File No. 811-9176


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